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                                                                   EXHIBIT 10.15


                      AMENDED AND RESTATED PROMISSORY NOTE

$400,000.00                      Austin, Texas                       May 9, 2001

         FOR VALUE RECEIVED, the undersigned, GAIL S. PAGE ("Gail Page") and DANIEL M. PAGE (collectively, "Maker"), hereby promise to pay to the order of LUMINEX CORPORATION, a Delaware corporation (hereinafter "Noteholder") the principal sum of Four Hundred Thousand and No/100 Dollars ($400,000.00), payable as hereinafter provided in lawful money of the United States of America at 12212 Technology Boulevard, Austin, Texas, 78727, or at such other place in Travis County, Texas, as from time to time may be designated by the Noteholder.

         Beginning on October 2, 2001, and continuing on the anniversary of such date until October 2, 2004, provided that (a) no default exists hereunder or under the Deed of Trust (hereinafter defined), and (b) Gail Page is still employed by the Noteholder, the principal sum due and payable on this Note shall be reduced by Fifty Thousand Dollars ($50,000.00) each year, for a total possible reduction of Two Hundred Thousand Dollars ($200,000.00).

         In the event of (a) the termination without cause by Noteholder of Gail Page's employment, or (b) the death or disability of Gail Page, then the reduction schedule set forth in the previous paragraph shall be accelerated, so that the total principal sum due and payable on this Note from and after the date of such event shall be Two Hundred Thousand Dollars ($200,000.00).

         Prior to the Maturity Date (hereinafter defined), Gail Page will apply any net, after-tax proceeds from the sale from time to time of any options or common stock, received in connection with her employment with Noteholder, in excess of Five Hundred Thousand Dollars ($500,000.00) in the aggregate, to the payment of the current, unpaid principal balance of this Note, up to a maximum of Two Hundred Thousand Dollars ($200,000.00).

         If paid in strict accordance with the terms hereof, without default, no interest shall accrue on the unpaid principal balance prior to maturity. The entire unpaid principal balance, as may be reduced by the terms hereof, shall be due and payable on the date that is ten (10) years from the date hereof (the "Maturity Date").

         This Note is secured by a Deed of Trust (hereinafter so called) of even date herewith in favor of Michael L. Bengston, as Trustee, evidencing a lien on certain real property situated in Travis County, Texas, described therein (the "Mortgaged Property"), to which Deed of Trust reference is here made for a description of the property covered thereby and the nature and extent of the security and the rights and powers of the Noteholder in respect of such security.

         Notwithstanding anything to the contrary continued herein, in the event that (a) any default occurs under this Note or the Deed of Trust; or (b) the holder of any lien on the Mortgaged Property initiates foreclosure proceedings by acceleration of indebtedness, by posting, mailing or filing of one or more notices, or otherwise; or (c) Gail Page voluntarily terminates her employment with Noteholder; or (d) Gail Page's employment is terminated by



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Noteholder for cause, then in any such event, the entire unpaid balance of this
Note shall be due and payable immediately.

         All past due principal and/or interest shall bear interest from maturity at the rate (hereinafter called the "Default Rate") of ten percent (10%) per annum.

         It is the intent of the payee of this Note and the undersigned in the execution of this Note and all other instruments now or hereafter securing this Note to contract in strict compliance with applicable usury law. In furtherance thereof, the said payee and the undersigned stipulate and agree that none of the terms and provisions contained in this Note, or in any other instrument executed in connection herewith, shall ever be construed to create a contract to pay for the use, forbearance or detention of money, interest at a rate in excess of the maximum interest rate permitted to be charged by applicable law; that neither the undersigned nor any guarantors, endorsers or other parties now or hereafter becoming liable for payment of this Note shall ever be obligated or required to pay interest on this Note at a rate in excess of the maximum interest that may be lawfully charged under applicable law; and that the provisions of this paragraph shall control over all other provisions of this Note and any other instruments now or hereafter executed in connection herewith which may be in apparent conflict herewith. The Noteholder expressly disavows any intention to charge or collect excessive unearned interest or finance charges in the event the maturity of this Note is accelerated. If the maturity of this Note shall be accelerated for any reason or if the principal of this Note is paid prior to the end of the term of this Note, and as a result thereof the interest received for the actual period of existence of the loan evidenced by this Note exceeds the applicable maximum lawful rate, the Noteholder shall, at its option, either refund to the undersigned the amount of such excess or credit the amount of such excess against the principal balance of this Note then outstanding and thereby shall render inapplicable any and all penalties of any kind provided by applicable law as a result of such excess interest. In the event that the Noteholder or any other holder of this Note shall contract for, charge or receive any amount or amounts and/or any other thing of value which are determined to constitute interest which would increase the effective interest rate on this Note to a rate in excess of that permitted to be charged by applicable law, an amount equal to interest in excess of the lawful rate shall, upon such determination, at the option of the Noteholder, be either immediately returned to the undersigned or credited against the principal balance of this Note then outstanding, in which event any and all penalties of any kind under applicable law as a result of such excess interest shall be inapplicable. By execution of this Note the undersigned acknowledges that it believes the loan evidenced by this Note to be non-usurious and agrees that if, at any time, the undersigned should have reason to believe that such loan is in fact usurious, it will give the Noteholder notice of such condition and the undersigned agrees that said holder shall have ninety (90) days in which to make appropriate refund or other adjustment in order to correct such condition if in fact such exists. The term "applicable law" as used in this Note shall mean the laws of the State of Texas or the laws of the United States, whichever laws allow the greater rate of interest, as such laws now exist or may be changed or amended or come into effect in the future.

         Should the indebtedness represented by this Note or any part thereof be collected at law or in equity or through any bankruptcy, receivership, probate or other court proceedings or if this


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Note is placed in the hands of attorneys for collection after default, the Maker and all endorsers, guarantors and sureties of this Note jointly and severally agree to pay to the holder of this Note in addition to the principal and interest due and payable hereon all the costs and expenses of said holder in enforcing this Note including, without limitation, reasonable attorneys' fees and legal expenses.

         The Maker and all endorsers, guarantors and sureties of this Note and all other persons liable or to become liable on this Note severally waive presentment for payment, demand, notice of demand and of dishonor and nonpayment of this Note, notice of intention to accelerate the maturity of this Note, protest and notice of protest, diligence in collecting, and the bringing of suit against any other party, and agree to all renewals, extensions, modifications, partial payments, releases or substitutions of security, in whole or in part, with or without notice, before or after maturity.

         This Note and the rights and duties of the parties hereunder shall be governed for all purposes by the law of the State of Texas and the law of the United States applicable to transactions within such State.

         The obligations of Maker hereunder are joint and several.

         This Note amends and restates in its entirety that certain Promissory Note executed by Maker in favor of Noteholder dated as of May 9, 2001.


                                       /s/ Gail S. Page
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                                       GAIL S. PAGE

                                       /s/ Daniel M. Page
                                       ----------------------------------------
                                       DANIEL M. PAGE





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